THIS  AGREEMENT  made  as  of  the  23rd  day  of  May,  2000,

BETWEEN:

YALETOWN  CENTRE  INVESTMENTS  LTD.,  (Incorporation  No.378951)
-----------------------------------
a body corporate duly incorporated under the laws of the Province of British Columbia, having a registered and records office at 708 N. Tower, Oakridge Centre, 650 West 41st Avenue, Vancouver, British Columbia V5Z 2M9

(hereinafter  called  the  "Landlord")
OF  THE  FIRST  PART
AND

YALETOWN MARKETING CORP. (Incorporation No.580537) a body corporate duly incorporated under the laws of the Province of British Columbia, having a registered and records office at #10-20372 Fraser Hwy, Langly, BC V3A 4G1.

(hereinafter  called  the  "Tenant")

OF  THE  SECOND  PART
AND:

James West and Michael Page, Businessperson, of Suite 2604 - 1500 Hornby Street, Vancouver, BC V6C 1V5

(hereinafter  called  the  "Covenantor")

WHEREAS:

A. The Landlord is the registered owner of that certain parcel or tract of land and premises situate, lying and being in the City of Vancouver, in the Province of British Columbia, and known and described as:

Parcel  Identifier:  011-939-150
Lot  E  (Explanatory  Plan  19156)
Block  76
District  Lot  541
Plan  3469

upon  which  is  situate  the  building  (as  hereinafter  defined);

B. The Landlord and Tenant are desirous of entering into a lease of the Demised Premises (as hereinafter defined);

     NOW THEREFORE WITNESSETH THIS AGREEMENT that in consideration of the mutual covenants, agreements, representations and warranties and further in consideration of the payment by the Tenant to the Landlord of the rents hereinafter provided, the parties agree as follows:
INITIAL

                              ARTICLE 1-DEFINITIONS
                              ---------------------

1.1 The terms defined in this Article shall for all purposes of this Lease or other instruments supplemental hereto, have the meanings herein specified, unless the context expressly or by necessary implication otherwise requires:

(a) "Additional Rent" means any of the costs and expenses at any time payable by the Tenant pursuant to Article 6 hereof;

(b)     "Basic  Rent"  means  the  rent  described  in  paragraph  5.1  hereof;

(c) "Building" means the building situate on the Land, and includes any additions, alterations, or extensions thereto;

(d) "Building Equipment" means all machinery, boiler, plumbing, wiring, heating, air-conditioning and lighting and other equipment which is an integral part of the Building, if any, other than Tenant's Equipment;

(e) "Common Areas" means those areas that are designated by the landlord as Common Areas (which designation may be changed from time to time) including, without limitation, the roof, exterior weather walls, pedestrian sidewalks, exterior landscaped areas, parking areas, roadways, sidewalks, all enclosed malls, courts and arcades, public hallways, open malls, service corridors, stairways, escalators, ramps, moving sidewalks and elevators and other transportation equipment and systems, interior landscaped areas, public washrooms, electrical, telephone, meter, valve, mechanical, mail, storage and janitor rooms and galleries, fire prevention, security and communications systems, general signs, columns, all other installations or services located therein or related thereto as well as the structures housing the same, truck courts, common loading areas and driveways;

(f) 'Common Maintenance Cost" means the total, without duplication, of the expenses incurred by the Landlord for operating, maintaining and repairing the Building (including necessary replacements, and shall, without limiting the generality of the foregoing), include the aggregate of:

i)     the  costs  of  repairs,  maintenance and such replacements to the Common
Areas and the Common Facilities as are properly chargeable in accordance with sound accounting practice to operating expenses as distinguished from capital replacement or improvements;

ii) janitorial, window-cleaning and other similar costs, including supplies and equipment;

iii) the expense for gardening and landscaping, line painting, rental of signs and equipment, lighting, sanitary control, the removal of snow, parking areas cleaning and security;

iv) wages paid for maintenance and operating personnel, including payments for workers compensation, unemployment insurance, vacation pay, Canada Pension Plan contributions and fringe benefits whether statutory or otherwise;

v)     scavenging,  garbage  and  waste  collection  and  disposal;

vi) the cost of fuel, electrical power and other utilities furnished to the Building;

vii)     equipment  or  sign  rental;  and

viii) the cost of any independent contractors engaged to perform any of the foregoing services;



INITIAL

(g) "Common Facilities" means the electrical, music and public address systems, heating ventilating, air-conditioning, plumbing and drainage equipment and installations and any enclosures constructed therefor, fountains, customer service stairways, escalators, ramps, moving sidewalks, elevators, signs, lamp standards, public washroom facilities and parking deck and all other facilities which are provided or designated (which designation may be changed from time to time by the Landlord and which are located within the Building.)

(h) "Cost of Heating, Ventilating and Air-Conditioning" means the total, without duplication, of the expenses incurred by the Landlord for operating, maintaining, repairing and replacing any heating, air-conditioning or ventilation systems or equipment ("HVAC"), and shall without limiting the generality of the foregoing, include the aggregate of:

i) the amount expended by the Landlord for fuel, water, electricity and additives for the
HVAC;

ii) the total annual costs to boiler and pressure vessels insurance coverage paid by the Landlord for insurance;

iii) wages paid to maintenance and operating personnel for the HVAC, including payments for workers compensation, unemployment insurance, vacation pay, Canada Pension Plan contributions and fringe benefits whether statutory or otherwise;

iv) the costs of repairs, maintenance and such replacements to the HVAC as are properly chargeable, in accordance with sound accounting practice to operating expenses, as distinguished from capital replacements or improvements;

v) the portion of municipal tax costs from municipal taxes which may be reasonably allocated to the HVAC.

(i) "Costs of Insurance" means the annual cost to the Landlord to take out insurance in respect of the Building and the Land (as set out in Article 8 hereof) and such other insurance as the Landlord may from time to time determine.

     (j) "Demised Premises" means all that portion of the Building which is outlined in red on Schedule "A" attached hereto and more particularly referred to as Suite 306, 1040 Hamilton Street, Vancouver, British Columbia, consisting of approximately 1,404 square feet out of a total square footage of 45,381 square feet;

(k) "Land" means that parcel or tract of land and premises legally described in Recital "A" hereof;

(1) "Lease" means this instrument as originally executed and delivered or, if amended, or supplemented or renewed, as so amended, or supplemented or renewed;

(m) "Realty Taxes" means all real estate taxes, assessments, rates and charges and other governmental impositions general or special, ordinary or extraordinary, foreseen or unforeseen, of every kind, including, without limitation, water and sewer charges, assessments for local or public improvements and school taxes which may at any time during the term of the Lease be imposed, assessed or levied in respect of the land and/or in respect of the improvements from time to time thereon, including any cost or expense by way of legal fees, appraiser's fees or fees of a similar nature incurred by the Landlord in conducting any appeal in respect of any such taxes, rates, charges or impositions, all such amounts to be adjusted to exclude any portion thereof payable for periods outside the Term of Lease.

(n)     "Security  Deposit" means the deposit described in paragraph 5.3 hereof.

INITIAL

                                       -4-

(o) "Special Tenant Expenses" means the expenses described in paragraph 6.2 hereof;

(p) "Structural Repairs" means repairs necessary from time to time to the foundations, supports, beams, exterior roof and bearing walls of the Building, painting exterior walls, landscaping and replacement of Common Area fixtures, provided that if any dispute shall arise between the Landlord and Tenant as to whether any given repairs are or are not Structural Repairs then the matter shall be resolved by binding arbitration under the Commercial Arbitration Act (British Columbia) decided by a single arbitrator who shall be a duly qualified Civil Engineer named by the Landlord and the Tenant and the decisions of such arbitration shall be conclusive and binding upon the parties hereto;

(q) 'Tenant's Equipment" means all personal property, apparatus, machinery and equipment, other than Building Equipment, owned by the Tenant and used or intended for use in connection with the operation of the business of the Tenant and whether installed prior to the commencement of the Term of Lease or at any time and from time to time during the Term of Lease;

(r) "Tenant's Proportionate Share" with respect to any amount means 3.09 % of such amount;

(s) "Term" means the term of ONE (1) year(s) described in paragraph 3.1 hereof;

(t)     "Commencement  Date"  means  February  1,  2000;

(u)     "Termination  Date"  means  January  31,  2001;


                            ARTICLE 2- GRANT OF LEASE
                            -------------------------

2.1 The Landlord hereby demises and leases upon the Tenant and the Tenant hereby takes and rents the Demised Premises all on the terms and conditions herein contained.

2.2 In addition to the lease herein of the Demised Premises, the Landlord hereby grants to the Tenant and the Tenant's invitees, agents and servants, in common with the Landlord and all other person authorized by the Landlord from time to time, a license to use the Common Areas for the purpose of gaining access to the Demised Premises and better using the same, provided that nothing herein shall in any way restrict the Landlord from entering, maintaining, altering or changing the Common Areas, or from altering or adding to the Building as long as the Tenant is able to gain access to the Demised Premises.

                            ARTICLE 3- TERM OF LEASE
                            ------------------------

3.1 The Lease shall be for a term of ONE (1) years (the "Term") commencing February 1, 2000 (the "Commencement Date") and ending on January 31, 2001 (the "Termination Date").

                      ARTICLE 4- TO OPERATE DURING THE TERM
                      -------------------------------------

4.1 The Tenant will not during the term vacate the leased premises either in whole or in part (whether actually or constructively) but will:

(a)     conduct  its  business  in  the  entire  Demised  Premises,

(b) actively carry on in the Demised Premises, the type of business for which the Demised Premises are leased to the Tenant.


INITIAL
                                       -5-

                                 ARTICLE 5- RENT
                                 ---------------

5.1 The Tenant shall pay during the Term total Basic Rent of TWENTY ONE THOUSAND SEVEN HUNDRED SIXTY-TWO DOLLARS ($21,762.00) payable monthly in advance on the first day of each and every month in consecutive monthly installments ONE THOUSAND EIGHT HUNDRED THIRTEEN DOLLARS AND FIFTY CENTS ($1,813.50), and the first such monthly installments, or a pro-rated portion thereof in the event this Lease is effective other than on the first day of a month, shall be paid on execution of this Lease and subsequent installments shall be paid on the first day of each and every month during the term hereby demised;

5.2     The  Landlord  acknowledges  receipt  of  TWO  THOUSAND  SEVEN  HUNDRED
EIGHT-FIVE
DOLLARS AND FOURTY-EIGHT CENTS ($2,785.48) representing the payment of Basic Rent, Additional
Rent  and  G.S.T.  for  the  first  month  of  the  Term.

5.3 The Landlord acknowledges receipt of a Security Deposit in the amount of ONE THOUSAND NINE HUNDRED FOURTY DOLLARS AND FOURTY-FIVE CENTS ($1,940.45). The Security Deposit shall be held by the Landlord without liability for interest, as security for the faithful performance by the Tenant of all the terms, covenants and conditions of this Lease by the Tenant to be kept, observed and performed. If at any time during the Term the Rent or other sums of payable by the Tenant are overdue and unpaid, or if the Tenant fails to keep or perform any of the terms, covenants and conditions of this Lease to be kept, observed and performed by the Tenant, then the Landlord at its option may, in addition to any and all other rights and remedies provided for in this Lease or by law, appropriate and apply the entire Security Deposit, or so much thereof is necessary to compensate the Landlord for loss or damage suffered by the Landlord due to such breach on the part of the Tenant. If the entire Security Deposit, or any portion thereof is appropriated and applied by the Landlord for payment of overdue rent or other sums due and payable to the Landlord by the Tenant hereunder, then the Tenant shall, upon written demand of the Landlord, forthwith remit to the Landlord a sufficient amount in cash to restore the Security Deposit to the original sum deposited, and the Tenant's failure to do so within three (3) days after receipt of such demand constitutes a breach of this Lease. If the Tenant complies with all of the terms, covenants and conditions and promptly pays all of the rent and other sums herein provided and payable by the Tenant to the Landlord, the Security Deposit shall be returned in full to the Tenant without interest within sixty (60) days after the end of the Term, or within sixty (60) days after the earlier termination of the Term, as the case may be.

5.4 The rent reserved hereunto shall be paid in Canadian Funds to the Landlord at its address for notice herein unless another place of payment is designated by the Landlord to the Tenant in writing, and the Tenant shall (at the request of the Landlord) deliver postdated cheques to the Landlord on the first day of the Term for the payment of Rent to fall due in the months in the Term.

5.5 The Lease shall be a net lease, and the Basic Rent shall be net to the Landlord, and shall yield to the Landlord the entire Basic Rent during the Term without abatement, deduction or set-off of any nature whatsoever and all costs, expenses, rates, taxes, charges and obligations of every kind and nature whatsoever relating to the Demised Premises, whether or not herein referred to and whether or not of a kind now existing or within the contemplation of the parties hereto, shall be paid by the Tenant excepting only any Landlord's Corporation Capital Tax, income tax or taxes other than business tax imposed or levied by any authority whatever on the income received by the Landlord from the Demised Premises.

5.6 Any money payable by the Tenant to the Landlord in addition to the Basic Rent shall be deemed to be rent. All monies payable by the Tenant to the Landlord pursuant to the Lease shall bear interest at the rate of 2% per month (26.824% per annum) from the date of default.

                                                                         INITIAL

                           ARTICLE 6- ADDITIONAL RENT
                           --------------------------

6.1 The Tenant shall pay to the Landlord as additional rent (the "Additional Rent") to the Landlord in each year of the Term of Lease, within ten (10) days after demand the Tenant's Proportionate Share of:

(a)     Common  Maintenance  Cost;

(b)     Cost  of  Heating,  Ventilating  and  Air-Conditioning;

(c)     Cost  of  Insurance;

(d)     Realty  Taxes;

(e) an administrative fee equal to 15% of the total of expenses incurred by the Landlord under paragraphs 6.l (a) to (d) inclusive;

together  with  the  total  of:

(f) all taxes, license fees, duties, rates, assessments or imposts of whatsoever nature levied by any authority whatsoever in respect of the Land and Building as shall be attributable to the business or property of the Tenant, or to any thing or things erected or placed in, upon or under, or fixed to the Demised Premises by or with the consent or permission of the Tenant during the Term, including all fixtures, machines, equipment and other things of any nature or description not the property of the Landlord or which may be lawfully removed by the Tenant;

(g) the total cost of all local improvements and utility charges, if any, and all charges for water, gas, electric light, heat and power, ventilating and air-conditioning, telephone, scavenging and garbage and waste collection or other similar service used, rendered or supplied upon or in connection with the Demised Premises and the Tenant will indemnify and save the Landlord harmless against and from any liability or damages on any such account;

(h) Goods and Services Tax ("G.S.T.") payable by the Tenant on Basic Rent and any of the foregoing payments; and

(i) all other amounts which shall become due and payable pursuant to the Lease.

6.2 The Tenant shall pay the Landlord upon demand the charges established by the Landlord from time to time for all supplementary services and utilities provided to the Tenant by the Landlord or its agents (the "Special Tenant Expenses"). Such supplementary services and utilities shall include, without limitation, security, maintenance, repair, janitorial, cleaning and any other services provided outside ordinary business hours and/or in a manner not considered by the Landlord as standard. Where any other expenses over and above normal operations for the Centre is incurred or paid by the Landlord specifically for the benefit of and at the request of the Tenant, the Tenant shall pay such expense. The Landlord may charge and the Tenant shall pay a service fee for providing such services or for incurring such expense.

6.3 The Additional Rent shall, when in default, be deemed to be rent, receivable as such, and all remedies of the Landlord on non-payment of Basic Rent shall be applicable thereto. The obligation of the Tenant to pay any of the aforementioned amounts owing, accrued or unpaid at the end of the Lease Term shall survive the expiration or sooner termination of the Lease.

6.4 The Tenant covenants to pay the Tenant's taxes and any and all fees or amounts payable by the
Tenant other than to the Landlord, in connection with the Tenant's business in or occupation of the Demised
Premises.

                                                                         INITIAL

6.5 The Tenant may take advantage of any provisions of law whereby Realty Taxes or any other amounts payable by the Tenant including amounts payable other than to or through the Landlord may be paid by installments or deferred for some portion of the fiscal period to which they relate, provided that no fine, penalty, interest and expense arising from any failure by the Tenant to pay any such amount when due and further provided that no fine, penalty or cost is thereby incurred and the Tenant shall pay any fine, penalty, interest and expense arising from any failure by the Tenant to pay any such amount when due and further provided that the Landlord shall be at liberty to pay any such amount (after five (5) days written notice to the Tenant of its intention so to do) and may add to the next ensuing installment of rent the amounts so paid including penalties, charges and interest in connection therewith.

6.6 The Tenant shall have the right to contest at the Tenant's sole expense the amount or validity of any Realty Taxes or other amounts imposed in respect of the Demised Premises but nothing herein contained shall be deemed to relieve the Tenant of its obligation to pay such Realty Taxes or other amounts or to authorize the Tenant to defer payment of such Realty Taxes, unless such deferment is lawful and the Landlord consents in writing to such deferment and the Tenant has paid the full amount in dispute to the Landlord, as security, including the amount of any possible penalties and interest.

6.7 If the Tenant is contesting in good faith the amount or validity of any Realty Taxes or any other assessment or impost and has complied with the provision of this Article and if it becomes necessary for the Landlord to join in or consent to such proceedings the Landlord shall join or consent as required but the Tenant shall indemnify the Landlord against all expense arising therefrom.

6.8 Notwithstanding the provisions of this Article, at any time during the Term of lease the Landlord may by notice in writing require the Tenant to pay and the Tenant shall pay to the Landlord, on each date following such notice upon which installments on account of Basic Rent are payable, such amount or amounts, which shall not bear interest, as the Landlord may from time to time estimate as being necessary to provide to the Landlord sufficient funds to pay the Additional Rent and if the amounts actually charged or payable in any fiscal period shall exceed the amount or amounts paid by the Tenant for such fiscal period, the Tenant shall pay to the Landlord forthwith on demand the amount required to make up the deficiency, and any overpayment made by the Tenant in such fiscal period shall forthwith upon determination be returned without interest by the Landlord to the Tenant.

6.9 The Tenant shall upon demand by the Landlord provide to the Landlord proof, in such form as the Landlord may reasonably require, that the Tenant has paid when due any and all payments required hereunder to be made by the Tenant other than to the Landlord

6.10 The Landlord shall at the request of the Tenant provide to the Tenant a statement showing in reasonable detail the amount of any of the items set out in paragraph 6.1.

                          ARTICLE 7- TENANT'S EOUIPMENT
                          -----------------------------

7.1 At any time and from time to time during the Term the Tenant may install, maintain and replace in the Demised Premises, any Tenant's Equipment as the Tenant, in its sole discretion, may desire and, notwithstanding the fact that the Tenant's Equipment shall nevertheless be and remain at all times the property of the Tenant. The Tenant may not permanently remove any material part of the Tenant's Equipment at any time during the Term without the written consent of the Landlord which shall not be unreasonably withheld.

7.2 The Tenant shall be responsible for and will repair all or any damage to any part of the Demised Premises, including structural portions thereof, caused by installation or removal of any of the Tenant's Equipment, fixtures, alterations, or improvements, and shall restore the Demised Premises to the same condition as they were in at the Commencement of the Term of Lease.

INITIAL

7.3 Any of the Tenant's Equipment remaining in the Demised Premises at the termination of the Lease may be removed and stored by the Landlord, who shall thereupon have the first and paramount lien against the said Tenant's Equipment and the Landlord shall not be required to release possession thereof until payment to the Landlord of the cost of removal and storage of the Tenant's Equipment and if the Tenant fails to pay such cost within five (5) days of demand in writing by the Landlord, the Landlord shall have the right to sell the same and may apply the proceeds firstly in payment of the costs of such removal, storage and sale and secondly to the Tenant's account.

7.4 The Landlord shall not be responsible for any loss or damage occurring to the Tenant's Equipment, save and except for loss or damage caused by the willful neglect of the Landlord or person for whom in law the Landlord is responsible.

                               ARTICLE 8-INSURANCE
                               -------------------

8.1 The Landlord, acting reasonably and as a prudent owner of the Land and Building, may obtain at the expense of the Tenant to the extent of the Tenant's Proportionate Share such insurance for the benefit of the Landlord as the Landlord from time to time considers useful, expedient or beneficial, including, without limitation, any or all of the following:

(a) a broad form of insurance against all risks of loss or damage to all property owned by the Landlord relative to the Land and Building, including coverage for fire, flood and earthquake, or any other form of loss;

(b) insurance against all explosion, rupture or failure of boilers, pressure vessels, air-conditioning equipment and miscellaneous electrical apparatus on blanket basis with broad form cover, including repair and replacement;

(c) insurance against loss of insurable gross rentals attributable to all perils insured against by prudent landlords, including loss of all rents receivable from tenants in the Building in accordance with the provisions of their leases including all rents thereunder and all other charges payable as additional rent thereunder, in such amount or amounts as the Landlord or its mortgagees from time to time requires;

(d) insurance against third party liability hazards including exposure to personal injury, bodily injury and property damage on an occurrence basis, including insurance of all contractual obligations, and covering also actions of all employees, other persons, sub-contractors and agents while working on behalf of the Landlord; and

(e) insurance against any other form or forms of loss that the Landlord or its mortgagees reasonably requires from time to time for like properties similarly situated and for amounts against which a prudent landlord would insure itself.

Notwithstanding any contributions by the Tenant to insurance premiums as provided for in the Lease, no insurable interest is conferred upon the Tenant under policies carried by the Landlord, the Landlord shall in no way be accountable to the Tenant regarding the use of any insurance proceeds arising from any claim, and the Landlord shall not be obliged on account of such contributions to apply such proceeds to the repair or restoration of that which was insured and it is hereby declared and agreed that if the Tenant may desire to receive indemnity by way of insurance for any property, work or thing whatever, the Tenant shall insure same for its own account and shall not look to the Landlord for reimbursement or recovery in the event of loss or damage from any cause, whether or not the Landlord has insured same and recovered therefore.


                                                                         INITIAL
                                       -9-

8.2 The Tenant shall, during the Term, at its sole cost and expense, take out and keep in full force and effect, in the name of and with losses payable to the Tenant, the Landlord and if required by the Landlord or the Landlord's mortgagees, the following:

(a) property damage insurance, which shall include coverage on property of every description and kind owned by the Tenant including the Tenant's inventory and stock in trade, furniture and fixtures and such other property in or forming part of the Demised Premises or for which the Tenant is responsible or legally liable pursuant to the terms of the Lease, or which is installed by or on behalf of the Tenant, including Tenant's Equipment, in an amount at least equal in the opinion of the Landlord to the full insurable value thereof calculated on a replacement cost basis without co-insurance requirements and the perils insured against shall include fire and water damage and a form of broad all-risk coverage and such additional perils as are normally insured against in the circumstances by prudent tenants, and as any mortgagee having a security interest in the Building reasonably requires, or as the Landlord, from time to time, demands;

(b) glass damage insurance, which shall include coverage for plate glass or other glass and any high-value lettering or ornamentation thereon, destroyed, damaged or stolen during the Term of Lease, such insurance to be placed in an amount at least equal in the opinion of the Landlord to the full insurance value thereof calculated on a replacement cost basis, without deduction for depreciation and without co-insurance requirements;

(c) public liability insurance applying to all operations of the Tenant and which shall include bodily injury liability, liability with respect to the loss or damage to the property of others, products liability, contractual liability, contingent liability, non-owned automobile liability and Tenant's legal liability with respect to the occupancy by the Tenant of the Demised Premises, such policy to be written on a comprehensive basis with limits of not less than $2,000,000.00 per occurrence (or such higher limits as the Landlord or its mortgagees require from time to time) and with a cross liability clause;

(d) business interruption insurance applying to all operations of the Tenant; and

(e) any other form or forms of insurance in such amounts and against such perils as the Landlord or the Landlord's mortgagees reasonably require from time to time.

All policies shall contain an undertaking by the insurers to notify the Landlord and its mortgagees in writing not less than thirty (30) days prior to any material change in terms, cancellation or other termination thereof.

8.3 All property damage policies written on behalf of the Tenant shall contain a waiver of any subrogation rights which the Tenant's insurers may have against the Landlord and against those for whom the Landlord is, in law, responsible whether any such damage is caused by the act, omission or negligence of the Landlord or by those for whom the Landlord is in law responsible and the Tenant hereby releases and agrees to hold harmless the Landlord from all liability for any loss or damage to or suffered by the Tenant or its property or improvements, by oversight, fault or any other cause whatsoever.

8.4 All policies shall be taken out with insurers acceptable to the Landlord and on policies in form satisfactory from time to time to the Landlord and the Tenant shall deliver certificates of insurance or, if required by the Landlord or its mortgagees, certified copies of each such insurance policy to the Landlord as soon as practicable after the placing of the same.

8.5 If the Tenant fails to take out or to keep in force any such insurance referred to in this Article 8, or should any such insurance be reasonably disapproved by either the Landlord or its mortgagees and the Tenant does not obtain, reinstate or replace insurance, as the case may be, within forty-eight
(48) hours after written notice by the Landlord, or its mortgagees do not approve of such insurance, (such notice of disapproval to include the reasons therefor), the Landlord shall have the right, but not the obligation, to effect such insurance at the sole cost of the Tenant and all expenses of the Landlord shall be immediately payable by the Tenant to the Landlord as Additional

                                                                         INITIAL
                                     - 10 -

Rent hereunder and shall be due on the first day of the next month following payment thereof by the Landlord, in addition to and without prejudice to any other rights and remedies of the Landlord under the Lease.

8.6 The Tenant will not keep, use, sell or offer for sale in or upon the Demised Premises any article which may be prohibited by the fire insurance policy or any other policies in force from time to time covering the Land and Building, and further if the Tenant's occupancy O{ or conduct of business in, the Demised Premises, whether or not the Landlord has consented to the same, causes any increase in premiums for the insurance carried from time to time by the Landlord with respect to the Land and Building, the Tenant shall pay the full amount of any such increase in premiums as Additional Rent within ten (10) days after bills for such additional premiums are submitted by the Landlord.

                               ARTICLE 9- REPAIRS
                               ------------------

9.1 own  cost  and  expense:

The Tenant covenants with the Landlord that the Tenant shall at all times during the Term at its

(a) repair, maintain and keep the Demised Premises in good order and repair, as a careful owner would do, reasonable wear and tear excepted; and

(b)     repair,  maintain  and  keep  all  equipment and fixtures in the Demised
Premises in good order and repair and replace the same when necessary, as a careful owner would do, including, without limitations, the floor, windows, plate glass, glass partitions within the Demised Premises, and any improvements now or hereafter made to the Demised Premises, reasonable wear and tear and repairs for which the Landlord is responsible only excepted; provided however that if such repairs by the Landlord are required as a result of the act or omission of the Tenant, its servants, agents or employees, the Tenant shall pay to the Landlord, on demand, the costs of such repairs as Additional Rental and the Tenant covenants to perform such maintenance, to effect such repairs and replacements and to decorate at its own cost and expense as and when necessary or reasonably required so to do by the Landlord.

9.2 The Tenant shall, when necessary and, whether upon receipt of notice from the Landlord or not, effect and pay for such maintenance, repairs, replacements or decoration as may be the responsibility of the Tenant under the foregoing paragraph provided that no maintenance, repairs or replacements to the structure, any perimeter wall, the store front, the sprinkler system, the heating, ventilating, air-conditioning, plumbing, electrical or mechanical equipment or the concrete floor shall be made without the prior written consent of the Landlord, and in so doing shall use contractors or other workmeii designated or approved by the Landlord in writing, such approval not to be reasonably withheld or delayed.

9.3 The Landlord covenants with the Tenant that the Landlord shall at all times during the Term at the Tenant's cost and expense repair and replace as a careful owner would do the heating, ventilating, air-conditioning, plumbing, sprinkler, mechanical and electrical equipment and fixtures (including all the parts, wiring and pipes thereof) within the Demised Premises.

                         ARTICLE 10- STRUCTURAL DEFECTS
                         ------------------------------

10.1 The Landlord shall be responsible to make good and repair any structural defect in the Demised Premises by reason of a pre-existing condition in or damage done to the Building in which the Demised Premises are located, or damage caused by negligence of the Landlord, its servants or agents.

10.2 The Landlord shall cause proper maintenance of all Common Areas, at the Tenant's cost to the extent of the Tenant's Proportionate Share.

                                                                         INITIAL

                  ARTICLE 11- CHANGES ALTERATIONS AND ADDITIONS
                  ---------------------------------------------

11.1 Hereafter and at any time and from time to time during the Term, the Tenant shall have the right, subject to approval of the Landlord, at the Tenant's expense, to make such changes and alterations in or to the Demised Premises as the Tenant shall deem necessary or desirable in connection with the requirements of its business but no structural change or alteration shall be undertaken until detailed plans and specifications therefor and a list of the contractors or tradesmen who the Tenant proposes to hire for the work have first been furnished to and approved by and consented to in writing by the Landlord. which approval and consent shall not be unreasonably withheld.

11.2 The Tenant shall be responsible for procuring and paying for all required municipal and other government permits and authorizations of the various municipal departments and government divisions having jurisdiction necessary or advisable in connection with any changes made pursuant to this Article provided that the Landlord will, at the Tenant's expense, join in application for such permits and authorizations whenever such action is necessary.

11.3 All work done in connection with any change or alteration shall be done promptly and in good and workmanlike manner and in compliance with the valid and applicable building and zoning laws and with all other valid laws, ordinances, orders, rules, regulations and requirements of all federal, provincial and municipal governments, and the appropriate departments, commissions, boards and officers thereof, and in accordance with the orders, rules and regulations of the Canadian Fire Underwriters Association, or any other body hereafter constituted exercising similar functions; the cost of any such change or alteration shall be paid or secured so that the Demised Premises shall at all times be free of liens for labour and materials supplied, or claimed to have been supplied to the Demised Premises.

11.4 All alterations or additions to the existing improvements, other than Tenant's Equipment, shall upon attachment to the Demised Premises, be deemed a part thereof, and title thereto shall immediately vest in the Landlord without any liability on its part to pay for the same provided that the Landlord may elect to require the Tenant to remove at the expiration of the Lease all or any part of any improvement installed by or on behalf of the Tenant, in which case such removal shall be done by the Tenant forthwith, at the Tenant's expense, as well as all other repairs necessitated by such removal, failing which the Landlord may carry out the same at the Tenant's expense and without liability for damage to the improvement so removed.

                        ARTICLE 12- DAMAGE OR DESTRUCTION
                        ---------------------------------

12.1 In the event that the Demised Premises are damaged or destroyed by any peril or hazard recoverable under insurance maintained by the Landlord under Article 8 then the Landlord shall immediately select a reputable contractor and if such contractor:

(a) is of the opinion that the damage or destruction is capable of repair with reasonable diligence within ninety (90) days of the date of the damage then the Landlord shall deliver notice of its intention to rebuild or repair and shall repair the damage with reasonable diligence, or

(b) is of the opinion that the damage or destruction is not capable of repair with reasonable diligence within ninety (90) days of the date of the damage, then.

i) the Landlord may elect to repair such damage or destruction and shall then repair the same with reasonable diligence, or

ii)     either  the  Landlord  or  Tenant  may  elect  to  terminate  the Lease.

12.2 In case the Demised Premises are damaged or destroyed by any peril or hazard not recoverable under insurance maintained by the Landlord under Article 8 then the Landlord may either elect to repair such

INITIAL
damages or destruction and shall then repair the same with reasonable diligence, or may elect to terminate the Lease.

12.3 If the Lease is not terminated by reason of such damage or destruction by the Landlord or the Tenant and if such damage or destruction is such as to render the Demised Premises wholly unfit for occupancy then the Basic Rent and Additional Rent to be paid by the Tenant hereunder shall abate in whole, or in proportion to the unoccupiable portion of the Demised Premises, as the case may be, until the Landlord delivered a notice to the Tenant that the repairs have been substantially completed at which time all rent payable by the Tenant hereunder shall recommence.

12.4 If the Landlord herein does not give the Tenant notice of its intention to either repair such damage or destruction or to terminate the Lease within thirty (30) days of the damage or destruction then the Tenant may by notice in writing delivered to the Landlord terminate the Lease, effective the date upon which such termination notice is received.

12.5 If the Landlord shall elect under any provision of this Article not to repair such damage or destruction and as a result the Lease terminates, the Tenant shall cause all insurance proceeds payable in respect of damages to the Demised Premises to be paid in accordance with the provisions of the policy of insurance.

                       ARTICLE 13- USE OF DEMISED PREMISES
                       -----------------------------------

13.1 The Tenant shall use the Demised Premises only for general office and for no other purposes without the written consent of the Landlord.

13.2 During the Term, the Tenant in the use, occupation, alteration or repair of the Demised Premises, or any property used in connection therewith, shall comply with the requirements of every applicable valid law, ordinance, rule or regulation and with the orders, rules and regulations of The Canadian Fire Underwriters Association, or any other body hereafter constituted exercising similar functions, and with the requirements of all policies of public liability, fire and the kinds of insurance at the time in force with respect to the Demised Premises or any part thereof.

13.3 The Tenant covenants and agrees that it will carry on its business on the Demised Premises continuously during the Term.

                ARTICLE 14- CERTAIN RIGHTS AND DUTIES OF LANDLORD
                -------------------------------------------------

14.1 The Tenant will permit the Landlord and authorized representatives of the Landlord to enter into the Demised Premises at any time in case of emergency and at all reasonable times upon reasonable notice during usual business hours for the purpose of inspecting the same and of ascertaining whether the Tenant has failed or neglected to perform any act which it is required to perform under the provisions of the Lease, and also the Landlord shall be permitted to enter as aforesaid for the purpose of making any necessary repairs to the Demised Premises and performing any work therein, which the Tenant has failed to do, that may be necessary to comply with any valid law, ordinance, rules or regulations of The Canadian Fire Underwriters, or of any public authority, or any similar body, or to comply with the requirements of insurance policies then in force with respect to the Demised Premises, provided that nothing herein shall imply ~ny duty upon the part of the Landlord to do or to pay for any work which under any provision of the Lease the Tenant may be required to perform, and the performance thereof by the Landlord in the event the Tenant does not perform the same after demand shall not constitute a waiver of the Tenant's default in failing to perform the same.

14.2 The Tenant upon paying the Basic Rent, Additional Rent and ~l other charges herein provided for, and observing and keeping the covenants, agreements and conditions of this Lease on its part to be kept, shall lawfully and quietly enjoy, hold, occupy, control and manage the Demised Premises during the Term without hindrance or molestation of the Landlord, or any person or persons claiming under the Landlord, save as expressly provided by the Lease.

INITIAL

             ARTICLE 15- CONDITIONAL LIMITATIONS DEFAULT PROVISIONS
             ------------------------------------------------------

15.1 In case the Term or any of the goods and chattels of the Tenant shall be at any time seized in execution or attachment by a creditor of the Tenant or the Tenant shall make any assignment for the benefit of creditors or become bankrupt or insolvent or take the benefit of any Act now or hereafter in force for bankrupts or insolvent debtors, or, if the Tenant is a corporation and any order shall be made for the winding-up of the Tenant, or other termination of the corporate existence of the Tenant or a Receiver or Receiver-Manager is appointed for the Tenant under any Debenture or other security or by Court Order or otherwise, then in any such case the Lease shall at the option of the Landlord immediately cease and terminate and the Term shall immediately become forfeited and void and the then current month's rent and the next ensuing three
(3) month's rent shall immediately become due and be paid and the Landlord may, without notice, re-enter and take possession of the Demised Premises as though the Tenant or other occupant or occupants of the Demised Premises was or were holding over after the expiration of the Term of Lease without any right whatsoever.

15.2 If, during the Term, or any renewal thereof, the Tenant shall make default in the payment of any rent due under the Lease, and such default shall continue for three (3) days after notice thereof by the Landlord, the Lease shall cease and come to an end on the date specified in the said notice, which date shall not be less than three
(3) days after the delivery of such notice, and the Tenant will then quit and surrender the Demised Premises to the Landlord.

15.3 If, during the Term or any renewal thereof the Tenant shall not observe, perform or keep any of the other covenants in the Lease and such default shall continue for three (3) days after written notice thereof by the Landlord to the Tenant, or if the Tenant fails to proceed promptly and with all due diligence to cure such default, then and in any such case, unless the default upon which said notice was based has been cured in the meantime the Lease shall cease and come to an end on the day specified in the said notice, which date shall not be less than three (3) days after delivery of such notice, and the Tenant will then quit and surrender the Demised Premises to the Landlord, provided that in the event of a default which is capable of being cured but which cannot with due diligence be cured within a period of three (3) days, the three (3) day period shall be extended for such time as shall allow the Tenant proceeding promptly and with all due diligence a reasonable opportunity to cure such default.

15.4 All costs, charges and expenses incurred by the Landlord in recovering or enforcing payment of monies owing hereunder or in enforcing the terms and conditions of the Lease, whether or not any default be cured within the time allowed, including the costs of the Landlord as between solicitor and own client on a lump sum basis, expenses of taking possession of the Demised Premises and realizing upon goods and chattels of the Tenant, shall be paid by the Tenant and such sums shall be deemed to be rent payable under the Lease.

15.5 No remedy conferred upon or reserved to the Landlord herein or by law or otherwise shall be considered exclusive of any other remedy, but the same shall be cumulative with and in addition to every other remedy available to the Landlord, and all such remedies may be exercised concurrently as well as individually from time to time, and as often as the Landlord shall deem fit.

                              ARTICLE 16- DISTRESS
                              --------------------

16.1 The Tenant waives and renounces the benefit of any present or future statue taking away or limiting the Landlord's right of distress, and covenants and agrees that notwithstanding any such statute none of the goods and chattels of the Tenant on the Demised Premises at any time during the Term shall be exempt from levy by distress for rent in arrears.

                                                                         INITIAL
                                      -14-

              ARTICLE 17- VOIDANCE OF LEASE, VACANT OR IMPROPER USE
              -----------------------------------------------------

17.1 It is hereby further declared and agreed between the Landlord and Tenant that in the case the said Premises or any part thereof become and remain vacant and unoccupied for the period of fifteen (15) consecutive days, or be used by any other person or persons, or for any other purpose than as above provided, without the written consent of the Landlord, the Lease shall, at the option of the Landlord, cease and be void and the Term of Lease shall expire and be at an end, anything hereinbefore to the contrary notwithstanding, and the then current month's rent and an additional three (3) months' rent shall thereupon become immediately due and payable and the Landlord may re-enter and take possession of the Demised Premises as though the Tenant or other occupant or occupants of the Demised Premises, was or were holding over after the expiration of the Term of Lease, and the balance of the Term of Lease shall be forfeit; or in such case instead of determining the Lease as aforesaid and re-entering upon the Demised Premises, the Landlord may take possession of the Demised Premises or any part of parts thereof, and let and manage the same and grant any lease or leases thereof upon such terms as to the Landlord may appear to be reasonable, and demand, collect, receive and distrain for all rental which shall become payable in respect thereof, and apply the said rental after deducting all expenses incurred in connection with the Demised Premises and in the collection of the said rent, including reasonable commission for the collection thereof and the management of the Demised Premises, upon the rent hereby reserved, and the Landlord, and every agent acting for the Landlord from time to time shall, in so acting, be the agent of the Tenant who alone shall be responsible for any monies except those actually received, notwithstanding any act, neglect, omission or default, of any such agent acting as aforesaid.

                        ARTICLE 18- WATER AND GAS DAMAGE
                        --------------------------------

18.1 The Landlord shall not be liable for any damage to any property at any time upon the Demised Premises arising from gas, steam, water, rain or snow, which may leak into, issue and flow from any part of the Building, or from the gas, water, steam or drainage pipes, sprinklers, or plumbing works of the Building or from any other place or quarter, or for any damage caused by or attributable to the condition or arrangement of any electric or other wires in the Building.

                                ARTICLE 19- WATER
                                -----------------

19.1     The  Landlord  agrees  to  supply  normal water consumed on the Demised
Premises and the cost of such supply will be borne by the Tenant in its Proportionate Share, but in the event of any abnormal consumption of water, either by reason of the character of the business carried on by the Tenant, or by the use of mechanical or other contrivances, the Tenant consents to the installation of a water meter at his own expense, if necessary, and further agrees to pay for the excess water consumption on the Demised Premises over and above his Proportionate Share.

                                ARTICLE 20- SIGNS
                                -----------------

20.1 It is further agreed by and between the Landlord and the Tenant that no sign, advertisement or notice shall be inscribed, painted or affixed by the Tenant on any part of the outside or inside of the Building whatsoever, unless of such manner, colour, size and style and in such places upon or in the Building as shall be consented to in writing by the Landlord and furthermore, the Tenant, on ceasing to be the Tenant of the Demised Premises, will before removing his goods and fixtures from the Demised Premises, cause any sign as aforesaid to be removed or obliterated at his own expense and in a workmanlike manner to the satisfaction of the Landlord.

INITIAL

                                     - 15 -

                   ARTICLE 21- ILLUMINATION OF DISPLAY WINDOWS
                   -------------------------------------------

21.1 The Tenant shall keep the display windows of the Demised Premises suitably illuminated during the business hours of the Building as such hours may be determined from time to time by the Landlord and during such other reasonable hours as the Landlord may determine.

                         ARTICLE 22- NUISANCE OR MENACE
                         ------------------------------

22.1 The Tenant will not carry on or perform or suffer or permit to be carried on, performed or suffered on the Demised Premises any business practice or act or engage in any activity which may be deemed a nuisance or a menace or which in any way may injure the Building.

                        ARTICLE 23- NO ABATEMENT OF RENT
                        --------------------------------

23.1 Save and except where the Landlord receives insurance proceeds on account of the cases noted herein, there shall be no abatement from or reduction of the Basic Rent or Additional Rent due hereunder, nor shall the Tenant be entitled to damages, losses, costs or disbursements from the Landlord during the term hereby created on, caused by or on account of fire (except pursuant to Article 12 where total damage or destruction shall occur), water, sprinkler systems, partial or temporary failure or stoppage of heat, light, elevator, live steam or plumbing service in or to the Demised Premises or in or to the Building, whether alterations, repairs, renewals, improvements, structural changed to the Demised Premises or to the Buildings, or the equipment or systems supplying the said services or from any cause whatsoever; provided that the said failure or stoppage shall be remedied within a reasonable time.

                       ARTICLE 24- RIGHT TO SHOW PREMISES
                       ----------------------------------

24.1 The Tenant will permit the Landlord to exhibit the Demised Premises during the last six (6) months of the Term to any prospective tenant and will permit all persons having written authority from the Landlord to view the Demised Premises at all reasonable hours.

ARTICLE  25-  ASSIGNMENT  SUBLETTING  PARTING  WITH  POSSESSION
---------------------------------------------------------------

25.1 The Tenant shall not assign the Lease or sublet or part with possession of all or part of the Demised Premises without the prior written consent of the Landlord, which consent shall not be unreasonably withheld, provided however, such consent to any assignment or subletting shall not relieve the Tenant from its obligations for the payment of rent and for the full and faithful observance and performance of the covenants, terms and conditions herein contained.

                          ARTICLE 26- LANDLORD'S RIGHTS
                          -----------------------------

26.1     Provided  further  and notwithstanding anything hereinbefore set forth:

(a) if at the time of any proposed assignment or subletting, and from time to time, the Tenant proposes to assign the Lease or sublet the Demised Premises, the Tenant shall send to the Landlord a notice setting forth the name and address of the proposed assignee or subtenant and such information as to the nature of its business and its financial responsibility and standing as the Landlord may reasonably require, and all the terms and conditions of the proposed assignment or sublease;

     INITIAL

                                      -16-

(b) the Tenant shall have the right without the consent of the Landlord to assign the Lease to a company incorporated or to be incorporated by the Tenant, provided that the Tenant owns or beneficially controls all of the issued and outstanding shares in the capital of the company. Such assignment shall, however, not relieve the Tenant from its obligations for the payment of rent and for the lull and faithful observance and performance of the covenants, terms and conditions herein contained; and

(c) no assignment of the Lease shall be valid unless within the ten (10) days after the execution hereof, the Tenant shall deliver to the Landlord:

i)     a  duplicate original of such assignment duly executed by the Tenant, and

ii) an instrument duly executed by the assignee, in form satisfactory to the Landlord wherein such assignee shall assume the Tenant's obligations for the payment of rent and for the full and faithful observance and performance of the covenants, terms and conditions herein contained.

ARTICLE  27-  PAYMENT  OF  LANDLORD'S  EXPENSES
-----------------------------------------------

27.1 If at any time an action is brought for recovery of possession of the Demised Premises, or the recovery of Basic Rent or any part thereof, or because of a breach by act or omission of any other covenant herein contained on the part of the Tenant, and a breach is established, the Tenant shall pay to the Landlord all expenses incurred by the Landlord in the enforcement of its rights and remedies hereunder, including all solicitor's fees.

ARTICLE  28-  LANDLORD'S  RIGHT  OF  RELET  IN  CASE  OF  VACANCY
-----------------------------------------------------------------

28.1 In the event that the Demised Premises shall be deserted or vacated, the Landlord shall have the right, if it thinks fit, to enter the same, as the agent of the Tenant, either by force or otherwise without being liable to any prosecution therefor, and to relet the Demised Premises as the agent and at the risk of the said Tenant and to receive Basic Rent therefor.

                    ARTICLE 29- TRANSFER OF SHARES OF TENANT
                    ----------------------------------------

29.1 If the Tenant is a corporation or if this Lease is assigned as aforesaid with or without the consent of the Landlord to a corporation, and if at any time during the Term of Lease any part or all of the corporate shares or voting rights of shareholders shall be transferred by sale, assignment, bequest, inheritance, trust, operation of law or other disposition, or treasury shares be issued so as to result in a change in the control of said corporation by reason of ownership of greater than fifty (50%) percent of the voting shares of the corporation or otherwise, then and so often as such a change of control shall occur, the Tenant shall notify the Landlord in writing of such changes and the Landlord shall have the right to terminate the Lease and the Term of Lease at any time after such change of control by giving the Tenant sixty (60) days prior written notice of such termination. This Article 29 shall not apply to the Tenant if on and from the date of the Lease the control of the Tenant is represented by shares listed on a recognized security exchange.

                            ARTICLE 30 SHARE RECORDS
                            ------------------------

30.1 The Tenant shall, upon request of the Landlord, make available to the Landlord from time to time for inspection or copying or both, all books and records of the Tenant which, alone or with other data, show the applicability or inapplicability of Article 29. If any shareholder or the Tenant shall, upon request of the Landlord, fail or refuse to furnish to the Landlord any data requested by the Landlord, which data alone or with other data may show the applicability or inapplicability of Article 29, the Landlord may terminate this Lease on sixty (60) days written notice as aforesaid.

                                                                         INITIAL
                                      - 17-

                       ARTICLE 31 - RULES AND REGULATIONS
                       ----------------------------------

31 1 The Tenant and its clerks, servants and agents will at all times during the occupancy of the Demised Premises observe and conform to such reasonable rules and regulations as shall and may be made from time to time by the Landlord and any such rules and regulations so made shall be deemed to be incorporated in and form part of the Lease.

                     ARTICLE 32-INDEMNIFICATION OF LANDLORD
                     --------------------------------------

32.1 The Tenant shall indemnify the Landlord and save it harmless from and against any and all loss (including loss of rentals payable by the Tenant pursuant to the Lease), claims, debts, actions, damages, liability and expense in connection with loss of life, personal injury or damage to property arising from any occurrence in, upon or at the Demised Premises, or the occupancy or use by the Tenant of the Demised Premises or any part thereof, or occasioned wholly or in part by any act or omission of the Tenant, its agents, contractors, employees, servants, licensees, concessionaires or invitees, or by anyone permitted to be on the Demised Premises by the Tenant. In the event that the Landlord shall, without fault on its part, be made a party to any litigation commenced by or against the Tenant, or by reason or any act or omission of the Tenant, its agents, contractors, employees, servants, licensees, concessionaires or invitees, or by anyone permitted to be on the premises by the Tenant, then the Tenant shall protect and hold the Landlord harmless and shall pay all costs, expenses and legal fees incurred or paid by the Landlord in connection with litigation.

                          ARTICLE 33- NAME OF BUILDING
                          ----------------------------

33.1 The Tenant shall not refer to the Building by any name other than that designated from time to time by the Landlord nor use such name for any purpose other than that of the business address of the Tenant, provided that the Tenant may use the municipal number of the Building assigned to it by the Landlord instead of the name of the Building.

                       ARTICLE 34- ACCEPTANCE OF PREMISES
                       ----------------------------------

34.1 The Tenant shall examine the Demised Premises before taking possession hereunder and unless the Tenant furnishes the Landlord with a notice in writing specifying any defect in the construction of the Demised Premises or otherwise within seven (7) calendar days after such taking of possession, the Tenant shall conclusively be deemed to have examined the Demised Premises and to have found them in order, and such taking of possession without giving the notice aforesaid within such seven (7) days shall be conclusive evidence as against the Tenant that at the commencement date the Demised Premises where in good order and satisfactory condition, subject only to latent defects, if any. The Tenant agrees that there is no promise, representation or undertaking by or binding upon the Landlord with respect to any alteration, remodeling or redecoration or of installation of equipment or fixtures in the Demised Premises, except such, if any, as are expressly set forth in the Lease.

                        ARTICLE 35- RIGHT OF TERMINATION
                        --------------------------------

35.1 The Tenant further covenants and agrees that on the Landlord's becoming entitled to re-enter upon the Demised Premises under any of the provisions of the Lease, the Landlord in addition to all other rights shall have the right to determine forthwith the Lease and the Term of Lease by giving notice in writing addressed to the Tenant of its intention to do so and thereupon Basic Rent and Additional Rent shall be computed apportioned and paid in full to the date of such determination of the Lease, and any other payment for which the Tenant is liable under the Lease, and any other payment for which the Tenant is liable under the Lease shall be paid and the Tenant shall forthwith deliver upon possession of the Demised Premises to the Landlord and the Landlord may re-enter and take possession of the same.

INITIAL

                                      -18-

                             ARTICLE 36- OVERHOLDING
                             -----------------------

36.1 If the Tenant shall continue to occupy the Demised Premises after the expiration of the Lease or without the consent of the Landlord and without any further written agreement, the Tenant shall be a monthly tenant at double the rent herein reserved, pro rata in relation to the periods of time during which the Tenant is an overholding tenant, and on the terms and conditions set out in the Lease except as to length of tenancy.

                           ARTICLE 37- DIRECTORY BOARD
                           ---------------------------

37.1 The Tenant shall be entitled to have one name for its company inserted in the Directory Board of the Building and the Landlord shall design the style of such identification, and the Director Board shall be located in an area designated by the Landlord in the main lobby.

                        ARTICLE 38- ACCRUAL OF BASIC RENT
                        ---------------------------------

38.1 Basic Rent shall be considered as annual and accruing from day to day and where it becomes necessary for any reason to calculate such rent for an irregular period of less than one year, any appropriate apportionment and adjustment shall be made. Where the calculation of any additional rental is not made until after the termination of the Lease, the obligation of the Tenant to pay such additional rental shall survive the termination of the Lease and such amounts shall be payable by the Tenant upon demand by the Landlord.

                        ARTICLE 39- TRANSFER BY LANDLORD
                        --------------------------------

39.1 In the event of a sale, transfer or lease by the Landlord of the Building or a portion thereof containing the Demised Premises or the assignment by the Landlord of the Lease or any interest of the Landlord hereunder, the Landlord shall, without further written agreement, to the extent that such purchaser, transferee or lessee has become bound by the covenants and obligations of the Landlord hereunder, be freed, released and relieved of all liability or obligations under the Lease.

                       ARTICLE 40- LAWS OF PROVINCE APPLY
                       ----------------------------------

40.1 The Lease shall be deemed to have been made in and shall be construed in accordance with the laws of the Province of British Columbia.

                       ARTICLE 41- LEASE ENTIRE AGREEMENT
                       ----------------------------------

41.1 The Tenant acknowledges that there are no covenants, representations, warranties, agreements or conditions, expressed or implied, collateral or otherwise, forming part of or in any way affecting or relating to the Lease or the Demised Premises, save as expressly set out in the Lease and that the Lease, including the Schedules attached and the Rules and Regulations, constitutes the entire agreement between the Landlord and the Tenant and may not be modified except as herein explicitly provided or except by subsequent agreement in writing of equal formality hereto executed by the Landlord and the Tenant and the Covenantor, if any. Notwithstanding the foregoing the Tenant shall remain liable to pay for those improvements in the Demised Premises which have been made by the Landlord for or on behalf of the Tenant and which are in excess of the work otherwise required to be done by the Landlord, and the Landlord's fee for supervision and overhead.

                                                                         INITIAL
                                      -19-

                            ARTICLE 42- REGISTRATION
                            ------------------------

42.1 The Tenant covenants and agrees that the Landlord shall not be obliged to execute or deliver the
Lease  in  form  registrable  under  the Land Title Act, British Columbia or any
                                         --------------
other statue in pari materia therewith and that any requirement to produce plans acceptable to the Vancouver Land Title Office shall be at the cost and the sole responsibility of the Tenant.

                           ARTICLE 43- INTERPRETATION
                           --------------------------

43.1 Unless the context otherwise requires, the word "Landlord" wherever it is used herein shall be construed to include and shall mean the Landlord, its successors and/or assigns, and the word "Tenant" shall be construed to include and shall mean the Tenant and when there are two or more tenants, or two or more persons bound by the Tenant's covenants herein contained, their obligations hereunder shall be joint and several. The word "Tenant" and the personal pronoun "it" relating thereto and used therewith shall be read and construed as "Tenants", and "his", "her", "its" or "their" respectively, as the number and gender of the party or parties referred to each require and the number of the verb agreeing therewith shall be construed and agree with the said word or pronoun so substituted. Time shall be of the essence in all respects hereunder.

                              ARTICLE 44-SEVERABLE
                              --------------------

44.1 The Landlord and the Tenant agree that all of the provisions of the Lease are to be construed as covenants and agreements as though the words importing such covenants and agreements were used in each separate provision hereof Should any provision or provisions of the Lease be illegal or not enforceable, it or they shall be considered separate and severable from the Lease and its remaining provisions shall remain in force and be binding upon the parties hereto as though the said provision or provisions had never been included.

                              ARTICLE 45- CAPTIONS
                              --------------------

45.1 The captions appearing within the body of the Lease have been inserted as a matter of convenience and for reference only and in no way define, limit or enlarge the scope or meaning of the Lease or of any provision hereof.

                       ARTICLE 46- MISCELLANEOUS COVENANTS
                       -----------------------------------

46.1 During the Term of Lease, or any renewal thereof, the Tenant shall not suffer or permit any builders' or other liens or encumbrances for work, labour, services or material to be filed against or attached to the Demised Premises or any portion thereof, if any such lien or encumbrance be filed or registered, the Tenant shall procure discharge of the same within fifteen (15) days after the same has come to its notice or attention; provided that if the Tenant in good faith desires to contest the amount or validity of any claim for which a lien is registered and so notified the Landlord, and if the Tenant shall have deposited with the Landlord or paid into Court in any action with respect to such lien the amount claimed plus a reasonable amount for costs, the Tenant may thereupon defer payment of such claim or discharge of such lien for such period as is reasonably necessary to determine the claim, provided that neither the Demised Premises nor the Tenant's leasehold interest hereunder may be allowed to become liable to forfeiture or sale by reason of such deferment.

46.2 Subject to the provisions of Article 15 hereof, upon termination of the Lease for any reason whatsoever, except upon the sale of the Land and the Buildings by the Landlord to the Tenant, the Tenant shall surrender to the Landlord the Demised Premises and all Building Equipment upon the Demised Premises, together with all alterations and replacements and additions thereto (except the Tenant's Equipment) in good order, condition and repair.

INITIAL
                                     - 20 -

46.3     The  Landlord  shall  have  the  right to transfer Title to the Demised
Premises  at  any  time  or  assign  its  interest  under  the  Lease.

46.4
In the event the Tenant enters into any sublease the Tenant shall not collect rental from the sublessee more than one month in advance of the due date hereof

46.5 It is agreed by and between the parties hereto that the Landlord may mortgage the Demised Premises, the said mortgage to be registered in priority to the Lease, and the Tenant covenants and agrees to execute postponements of any encumbrances it may place upon the Title to the Demised Premises to protect its interest under the Lease for the purpose of allowing any such mortgagee to have priority over any encumbrance the Tenant may register as aforesaid and it is further agreed that the Landlord may assign the rents hereunder to such mortgagee and notice to that effect, signed by the Landlord, shall be sufficient authority for the Tenant to pay the rent, or such portion thereof as is assigned to the mortgagee and the receipt of the mortgagee shall be a full and adequate discharge to the Tenant for such payment.

46.6 The failure of either party to insist upon strict performance of any covenant or condition contained in the Lease or to exercise any right or option hereunder shall not be construed as a waiver or relinquishment for the future of any such covenant, condition, right or option; the acceptance of any rent from or the performance of any obligation hereunder by a person other than the Tenant shall not be construed as an admission by the Landlord of any right, title or interest or such person as a sublessee, assignee, transferee or otherwise in the place and stead of the Tenant.

46.7 Any notice required or permitted to be given shall be in writing and shall be deemed to have been duly given if delivered by hand or mailing by prepaid mail as follows:

TO  THE  LANDLORD:

YALETOWN  CENTRE  INVESTMENTS  LTD.
c/o  Lintall  Properties  Ltd.
A306  -  770  Pacific  Boulevard
Vancouver,  British  Columbia
V6B  5B7

TO  THE  TENANT:

YALETOWN  MARKETING  CORP.
Suite  306,  1040  Hamilton  Street
Vancouver,  British  Columbia
V6B  2R9

or to such other address as the respective patties may in writing advise and any such notice shall be deemed to have been given and received, if delivered when delivered, and if mailed, forty-eight (48) hours following the mailing thereof in British Columbia, Saturdays, Sundays, holidays and days during interruption of ordinary mail services excepted.

46.8 The Tenant hereby accepts the Lease subject to the conditions, restrictions and covenants herein set forth and implied.

46.9 The Lease may be executed in several counterparts, each of which shall be deemed an original and which together shall constitute one and the same instrument.

46.10 Wherever the singular or masculine or neuter are used in the Lease, the same shall be construed to include the plural, neuter, feminine or body corporate where the context so requires, or where necessary to have application to a party hereto and the Lease shall be read with all necessary grammatical and terminological changes thereby rendered necessary.

INITIAL
                                     - 21 -

46.11 The Lease and the covenant and agreements herein contained shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, legal personal representatives, successors and permitted assignees and sublessees.

46.12     Time  shall  be of the essence of the Lease and each provision hereof.

46.13 The Tenant shall have the license in common with other Tenants in the Building to use the area outlined in blue on Schedule "A" attached hereto for the purposes of loading, unloading and for the use of washroom facilities, provided that the Tenant agrees to leave any loading area adjacent to the Buildings free and clear of major obstructions to the other Tenants.

46.14 Nothing herein contained shall be construed as creating the relationship of principal and agent, or of partners or joint ventures between the parties hereto, the only relationship being that of the Landlord and Tenant.

46.15 No debris, garbage, trash or refuse shall be placed or left or be permitted to be placed or left in, on or upon any part of the Common Areas outside of the Demised Premises, but shall be deposited by the Tenant in areas and at times in a manner specifically designated by the Landlord from time to time; should any of the items herein mentioned be of a perishable nature, the same shall be kept in a properly refrigerated area provided at its cost by the Tenant; should there be costs for removal of said items additional to the removal service provided by the City of Vancouver or any independent disposal services should the City of Vancouver or such independent disposal service charge additional costs for such service, then the Tenant shall pay those costs.

46.16 In the event that the Landlord, during the term hereof or any renewal intends to demolish the Building containing the Demised Premises, the Landlord may give such notice of intent to demolish and after ninety (90) days have expired after the due delivery of such notice, the Lease shall be at an end and the Tenant does hereby covenant to deliver up possession.

46.17 In compliance with the City of Vancouver's by-laws the Building is deemed a non-smoking premise. Smoking is not permitted in the Building including but not limited to the elevators, stairwells, hallways, washrooms, and underground parking.

                            ARTICLE 47- EXPROPRIATION
                            -------------------------

47.1 If the whole or any part of the Demised Premises or the Building shall be taken by any public authority under the power of eminent domain or expropriation, the term hereby granted shall cease from the day possession shall be taken for such public purposes insofar as the premises so taken comprises part of the Demised Premises, and the Tenant shall be liable only for rent in respect of the Demised Premises or part thereof so taken up to the day of the taking, and if less than the whole be so taken, the Landlord may at its option cancel and terminate this Lease with respect to the remainder of the Demised Premises, but notice of such cancellation must be given to the Tenant within thirty (30) days after notice of such taking has been received by the Landlord but if the Landlord shall not elect to cancel this Lease, then the Tenant shall remain in possession of the remainder of the Demised Premises and the rent thereof shall be reduced in proportion that the floor area of the space taken in the Demised Premises bears to the whole rentable area of the Demised Premises. All compensation or damages awarded in respect of such taking of the Demised Premises and any diminution in value of the remainder thereof shall be the property of the Landlord, but the Tenant shall be entitled to receive such compensation or damages as it may be able to establish against such public authority in respect of loss of its business, depreciation of and cost of removal of stock and fixtures.

                                                                         INITIAL
                                     - 22 -

                        ARTICLE 48- ESTOPPEL CERTIFICATE
                        --------------------------------

48.1 The Tenant covenants with the Landlord to provide upon the request of the Landlord an estoppel certificate binding upon the Tenant, confirming:

(a) that the Tenant has accepted possession of the Demised Premises and that installments of Basic Rent hereunder are then due and payable from month to month;

(b)     whether  or  not the Landlord has carried out its obligations hereunder;

(c) that the Lease constitutes the entire agreement in relation to use and occupation of the Demised Premises between the Tenant and the Landlord; and

(d)     such  other  matters  as  the  Landlord  may  reasonably  require.

                    ARTICLE 49- OBLIGATIONS OF THE COVENANTOR
                    -----------------------------------------

49.1 The provisions of this Article shall apply in the event the Lease is executed by a Covenantor.

49.2 In consideration of the Landlord entering into the Lease with the Tenant and in further consideration of the sum of ONE ($1.00) DOLLAR now paid by the Landlord to the Covenantor and other good and valuable consideration (the receipt of which is hereby acknowledged by the Covenantor), the Covenantor agrees under seal with the Landlord as follows:

(a) the Covenantor shall be jointly and severally liable with the Tenant as principal debtor, and not as guarantor or surety, for due payment of all Basic Rent or other monies payable at the times and in the manner provided in the Lease;

(b) the Covenantor unconditionally agrees and covenants with the Landlord to cause the Tenant to duly observe, perform and keep each and every of the other covenants agreements, stipulations, obligations, conditions and other provisions of the Lease to be observed, performed and kept by the Tenant at the time and in the manner provided in the Lease and, in the event of default by the Tenant, to duly observe, perform and keep such covenants, agreements, stipulations, obligations and conditions himself;

(c) the Covenantor will indemnify and save harmless the Landlord against and from all losses, damages, costs and expenses which the Landlord may sustain, incur, or become liable for by reason of:

(i) the failure, for any reason whatsoever, of the Tenant or the Covenantor to pay all rent or other monies payable at the times and in the manner provided in the Lease;

(ii) the failure, for any reason whatsoever, of the Tenant, or the Covenantor on behalf of the Tenant, to observe, perform and keep each and every of the other covenants, agreements, stipulations, obligations, conditions and other provisions of the Lease to be observed performed and kept by the Tenant; or

(iii) any act, action or proceeding of or by the Landlord for or in connection with the enforcement of the Lease including without limitation the provisions of this Article 49.

(d) with respect to the Covenantor's joint and severable liability with the Tenant as principal debtor in accordance with Article 49.2(a) such obligations shall survive any act, omission, actions or proceedings which might release or diminish the liability of any guarantor or surety of the due payment of any Basic Rent or other monies payable pursuant to the Lease.

                                                                         INITIAL
                                     - 23 -

(e)     with  respect  to  the  Covenantor's obligations pursuant to Article 49:

(i) the Covenantor hereby renounces and waives the benefit of discussion and compensation and any right to require the Landlord to first proceed against the Tenant or to pursue any other remedy whatsoever which may be available to the Landlord before proceeding against the Covenantor;

(ii) the Covenantor acknowledges that any act or failure to act of or by the Landlord against or in respect of the Tenant or the Demised Premises pursuant to the terms of the Lease, and, without limiting the generality of the foregoing, any neglect of forbearance or delay by the Landlord in taking any steps to enforce the observance, performance and keeping of the covenants, agreements, stipulations, obligations and other provisions of the Lease, any extension of time which may be given by the Landlord from time to time to the Tenant and any release which may be given by the Landlord from time to time to the Tenant shall not release or diminish the liability of the Covenantor pursuant to Article 49;

(iii) the Covenantor agrees that any alterations of the terms of the Lease agreed to by the Landlord and the Tenant from time to time, whether material or not, or any assignment of the Lease by the Landlord or the Tenant or by any trustee, receiver or liquidator of the Tenant shall not release or diminish the liability of the Covenantor pursuant to Article 49.

(f) the Covenantor shall execute and deliver such further assurances as the Landlord may reasonably require including, should the Landlord so elect upon the occurrence of any event described in Articles 13.1 and 13.2 or upon re-entry or termination of the Lease in accordance with Article 13, a lease of the Leased Premises for a term equal in duration to the residue remaining unexpired of the Term, on the same terms and conditions as the Lease;

(g) in the event of more than one Covenantor to the lease then the term "COVENANTOR" shall be taken to apply to all such Covenantors, who shall be jointly and severally liable to the Landlord;

(h) the obligations of the Covenantor shall survive the expiration of the Term to the extent that there is then any default under the Lease and further, shall survive any earlier termination of the Term and the Covenantor shall remain liable on any renewal notwithstanding any variation in the terms of any such renewal lease

(i) the liability of the Covenantor shall continue notwithstanding any release or discharge of the Tenant in any receivership, bankruptcy, winding-up, or other creditor's proceedings or the rejection, disaffirmance or disclaimer of the Lease in any proceeding or the repossession of the Demised Premises by the Landlord and the Covenantor shall, at the request of the Landlord, execute a new lease as a tenant for the period equal to the balance of the Term remaining hereunder, in the event of any disclaimer of this Lease by the Tenant's trustee.

                        ARTICLE 50- ADDITIONAL COVENANTS
                        --------------------------------

                                      -NIL-


                                                                         INITIAL

                                     - 24 -

                              ARTICLE 51-GUARANTEE
                              --------------------

     IN WITNESS WHEREOF the parties hereto have hereunto set their hands and seals and being companies have affixed their respective corporate seals, duly attested by their proper officers authorized in that behalf, all as of the day and year first above written
THE  CORPORATE  SEAL  OF     )
YALETOWN  CENTRE  INVESTMENTS  LTD.     )
was  hereunto  affixed  in  the     )
presence  of:     )
     )
-------------------------     )     C/S
Authorized  Signatory/Director

     )
THE  CORPORATE  SEAL  OF     )
YALETOWN  MARKETING  CORP.     )
was  hereunto  affixed  in  the     )
presence  of:     )
     )

-------------------------     )     C/S
Authorized  Signatory/Director     )
James  West     )
     )
     )
-------------------------     )
Covenantor
Michael  Page     )
     )
     )
-------------------------     )
Covenantor

SIGNED,  SEALED  AND  DELIVERED     )
IN  THE  PRESENCE  OF:     )
     )
     )
     )             -------------------------
     )     Signature